SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                               APRIL 14, 2000
              Date of Report (Date of Earliest Event Reported)



                             NASHUA CORPORATION
           (Exact Name of Registrant as Specified in its Charter)



                                  DELAWARE
               (State or Other Jurisdiction of Incorporation)


      1-5492-1                                    02-0170100
 (Commission File Number)                (I.R.S. Employer Identification No.)

                             44 FRANKLIN STREET
                        NASHUA, NEW HAMPSHIRE 03064
                  (Address of Principal Executive Offices)


                               (603) 880-2323
            (Registrant's Telephone Number, Including Area Code)


                               NOT APPLICABLE
       (Former Name or Former Address, if Changed Since Last Report)



 ITEM 5 - OTHER EVENTS

           On March 21, 2000, Nashua Corporation ("Nashua"), Rittenhouse Paper Company("Rittenhouse") and the stockholders of Rittenhouse entered into a Stock Purchase Agreement. A copy of this Stock Purchase Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. On April 17, 2000, Nashua, Rittenhouse and such stockholders completed the transaction contemplated by such Stock Purchase Agreement.

           Nashua, the stockholders of Rittenhouse and LaSalle Bank, N.A. have entered into an Escrow Agreement as of April 14, 2000. A copy of this Escrow Agreement is attached hereto as Exhibit 2.2 and is incorporated herein by reference.

           Nashua, Rittenhouse, Rittenhouse, L.L.C., Fleet Bank-NH and LaSalle Bank, N.A. entered into a Revolving Credit and Term Loan Agreement as of April 14, 2000. A copy of this Revolving Credit and Term Loan Agreement is attached hereto as Exhibit 10.17 and is incorporated herein by reference.

           Nashua and Andrew B. Albert entered into an Employment Agreement as of April 14, 2000. A copy of this Employment Agreement is attached hereto as Exhibit 10.18 and is incorporated herein by reference.


 ITEM 7 - EXHIBITS

 Exhibit
 Number    Description
 -------   -----------

 2.1. Stock Purchase Agreement entered into as of March 21, 2000 by and among Nashua Corporation, Rittenhouse Paper Company and the stockholders of Rittenhouse Paper Company.

 2.2. Escrow Agreement entered into as of April 14, 2000 by and among Nashua Corporation, the stockholders of Rittenhouse Paper Company and LaSalle Bank, N.A.

 10.17. Revolving Credit and Term Loan Agreement entered into as of April 14, 2000 by and among Nashua Corporation, Rittenhouse, L.L.C., Rittenhouse Paper Company, Fleet Bank-NH and LaSalle Bank, N.A.

 10.18. Employment Agreement entered into as of April 14, 2000 by and between Nashua Corporation and Andrew B. Albert.

 Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and other attachments to the Stock Purchase Agreement, Escrow Agreement and Revolving Credit and Term Loan Agreement have been omitted. Such exhibits will be submitted to the Securities and Exchange Commission upon request.


                                 SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    NASHUA CORPORATION

 Date:  April 18, 2000              By /s/ Peter C. Anastos

                                    Peter C. Anastos
                                    Vice President, General Counsel
                                    and Secretary



                               EXHIBIT INDEX


 Exhibit
 Number    Description
 -------   -----------

 2.1. Stock Purchase Agreement entered into as of March 21, 2000 by and among Nashua Corporation, Rittenhouse Paper Company and the stockholders of Rittenhouse Paper Company.

 2.2. Escrow Agreement entered into as of April 14, 2000 by and among Nashua Corporation, the stockholders of Rittenhouse Paper Company and LaSalle Bank, N.A.

 10.17. Revolving Credit and Term Loan Agreement entered into as of April 14, 2000 by and among Nashua Corporation, Rittenhouse, L.L.C., Rittenhouse Paper Company, Fleet Bank-NH and LaSalle Bank, N.A.

 10.18. Employment Agreement entered into as of April 14, 2000 by and between Nashua Corporation and Andrew B. Albert.

 Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and other attachments to the Stock Purchase Agreement, Escrow Agreement and Revolving Credit and Term Loan Agreement have been omitted. Such exhibits will be submitted to the Securities and Exchange Commission upon request.